UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 5, 2006
POLO RALPH LAUREN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
DELAWARE

(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036

(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 318-7000

(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
     On October 5, 2006, Polo Ralph Lauren Corporation (the “Company”) completed the issuance of €300,000,000 4.5% Notes due October 4, 2013 (the “Notes”). The net proceeds of the offering are intended to refinance the Company’s outstanding €227,000,000 6.125% Notes due November 22, 2006 (the remaining amount of a €275,000,000 issuance on November 22, 1999), and for general corporate and working capital purposes. The Notes bear interest from and including October 5, 2006, interest being payable annually in arrears on October 4 of each year beginning on October 4, 2007.
     The Notes will be listed on the Luxembourg Stock Exchange. The Notes have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”). The Notes have been offered for sale exclusively outside the United States to non-U.S. investors, and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons except in certain transactions exempt from the registration requirements of the Securities Act.
     The Notes are direct, unconditional and unsecured obligations of the Company ranking pari passu, without any preference among themselves, with all other present and future outstanding unsecured and unsubordinated obligations of the Company. The Notes contain a negative pledge provision. The Company may redeem, in whole but not in part, the Notes either (i) at their principal amount together with interest accrued at the Company’s option in the event of certain changes affecting taxation, or (ii) at a premium, at the Company’s option at any time. The prospectus pursuant to which the Notes were offered sets forth, among other things, customary events of default, including the Company’s failure to pay interest or principal on a timely basis, acceleration of the Company’s indebtedness, the Company’s failure to perform its obligations under the Notes and certain cases of bankruptcy, insolvency or similar proceedings. In general, if an event of default occurs and is continuing, a Note may be declared immediately due and payable by its holder at its principal amount together with interest accrued. In the event of a change of control of the Company, the holders of the Notes have the option to require the Company to redeem or purchase any of the Notes at their principal amount together with interest accrued.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLO RALPH LAUREN CORPORATION
Date: October 5, 2006	By:	/s/ Tracey T. Travis
		Name:	Tracey T. Travis
		Title:	Senior Vice President and Chief Financial Officer